UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

TC BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	333-254212	86-2650449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dawson Street

Thomasville, Georgia 31792

(Address of principal executive offices)

(229) 226-3221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 14, 2021, TC Bancshares, Inc., a Georgia corporation (the “Company”) and TC Federal Bank, a federally chartered savings bank, entered into an Agency Agreement with Performance Trust Capital Partners, LLC (“PTCP”), who will assist the Company in selling the shares of the Company’s common stock on a best efforts basis in the Company’s subscription and community offerings, and will serve as sole manager for any syndicated offering.

PTCP will receive a fee of 1.25% of the aggregate purchase price of all shares of common stock sold by the Company in the subscription and community offerings (the “Service Fee”). PTCP will also receive a $25,000 management fee for services as the marketing agent, such fee to be credited against the Service Fee. No fee will be payable to PTCP with respect to shares purchased by the Company’s and TC Federal Bank’s directors, trustees, officers, employees or their immediate families and their personal trusts, and shares purchased by the Company’s employee benefit plans or trusts.

In the event a syndicated or firm commitment underwritten offering is conducted, the Company will pay fees of 5.5% of the aggregate purchase price of all shares of common stock sold in the syndicated offering to PTCP and any other broker-dealers included in the syndicated or firm commitment underwritten offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-254212) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description of Exhibit

1.1	Agency Agreement dated May 14, 2021 by and among the Company, TC Federal Bank and Performance Trust Capital Partners, LLC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2021	TC BANCSHARES, INC.

	By:	/s/ Linda Palmer
Linda Palmer
Chief Financial Officer